Exhibit 99.1





                                                         November 6, 2008




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES NINE MONTH 2008 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the nine month period ended September 30, 2008. Net income was $180,416,000 or $.76 per diluted common share for the nine month period ended September 30, 2008 compared to net income of $38,561,000 or $.18 per diluted common share for the nine month period ended September 30, 2007.

For more information on the Company's results of operations for 2008, please see the Company's Form 10-Q for the nine months ended September 30, 2008, which was filed with the Securities and Exchange Commission today.





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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)


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                                                                              For the Three Month            For the Nine Month
                                                                           Period Ended September 30,     Period Ended September 30,
                                                                           --------------------------     --------------------------
                                                                              2008           2007             2008           2007
                                                                              ----           ----             ----           ----



Revenues and other income                                                 $   251,616      $ 331,149       $  914,019     $ 872,338
                                                                          ===========      =========       ==========     =========

Net securities gains (losses)                                             $   (65,547)     $  23,626       $  (38,220)    $  89,787
                                                                          ===========      =========       ==========     =========

Income (loss) from continuing operations before income
   taxes and income related to associated companies                       $  (108,957)     $ (10,868)      $ (177,448)    $  16,947

Income tax (benefit) provision                                                (38,753)        (4,177)        (297,814)        6,941
                                                                          -----------      ---------       ----------     ---------

Income (loss) from continuing operations before income
   related to associated companies                                            (70,204)        (6,691)         120,366        10,006

Income related to associated companies, net of taxes                          159,666          8,778           60,050        26,257
                                                                          -----------      ---------       ----------     ---------

Income from continuing operations                                              89,462          2,087          180,416        36,263

Income from discontinued operations, including
   gain on disposal, net of taxes                                                 --           1,801              --          2,298
                                                                          -----------      ---------       ----------     ---------

   Net income                                                             $    89,462      $   3,888       $  180,416     $  38,561
                                                                          ===========      =========       ==========     =========

Basic earnings per common share:
Income from continuing operations                                                $.38           $.01             $.79          $.17
Income from discontinued operations, including gain on disposal                   --             .01              --            .01
                                                                                -----           ----             ----          ----
   Net income                                                                    $.38           $.02             $.79          $.18
                                                                                =====           ====             ====          ====

Number of shares in calculation                                               232,849        218,071          228,723       217,110
                                                                              =======        =======          =======       =======

Diluted earnings per common share:
Income from continuing operations                                                $.37           $.01             $.76          $.17
Income from discontinued operations, including gain on disposal                   --             .01              --            .01
                                                                                -----           ----             ----          ----
   Net income                                                                    $.37           $.02             $.76          $.18
                                                                                =====           ====             ====          ====

Number of shares in calculation                                               249,452        219,411          245,499       217,832
                                                                              =======        =======          =======       =======





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